                                                                   EXHIBIT 10. 8


                                    FORM OF

                            AGREEMENT TO BE BOUND BY
                   STANDSTILL AGREEMENT AND VOTING AGREEMENT


         THIS AGREEMENT TO BE BOUND BY STANDSTILL AGREEMENT AND VOTING AGREEMENT (this "Agreement") is made as of the ___ day of February, 1998, by Patriot American Hospitality, Inc., a Delaware corporation ("Patriot"), Wyndham International, Inc. (formerly known as Patriot American Hospitality Operating Company), a Delaware corporation ("Wyndham International") and CFH Capital Resources, L.P., a Texas limited partnership ("CFH").

                                    RECITALS

         WHEREAS, Patriot, CF Securities, L.P., a Texas limited partnership ("CF Securities"), and Wyndham International, are parties to a Standstill Agreement dated as of April 14, 1997 (the "Standstill Agreement") and a Voting Agreement of even date therewith (the "Voting Agreement"), each of which was executed in connection with a Stock Purchase Agreement of even date therewith (the "Stock Purchase Agreement") providing for the sale by CF Securities and the purchase by Patriot of shares of common stock, par value $.01 per share, of Wyndham Hotel Corporation, pursuant to which CF Securities received paired shares of common stock, par value $.01 per share, of Patriot and shares of common stock, par value $.01 per share, of Wyndham International ("Paired Shares") and shares of Series A Preferred Stock, par value $.01 per share, of Patriot ("Unpaired Shares");

         WHEREAS, following the consummation of the transactions contemplated by the Stock Purchase Agreement, CF Securities liquidated and in connection therewith distributed to its partners, including G-3 Securities, L.P., a Delaware limited partnership ("G-3"), the Paired Shares and Unpaired Shares received by it pursuant to the Stock Purchase Agreement;

         WHEREAS, G-3 has contributed 1,600,000 Paired Shares to CFH in exchange for an equity interest therein;

         WHEREAS, the Standstill Agreement places certain restrictions on transfers of the Paired Shares and Unpaired Shares received by CF Securities pursuant to the Stock Purchase Agreement but permits transfers to Affiliates (as defined in the Standstill Agreement) such as G-3 and CFH who (i) execute an agreement with Patriot pursuant to which the Transferee (as defined in the Standstill Agreement) agrees to be bound by all of the terms and conditions of, and makes, as of a time immediately prior to such transfer, each of the representations and warranties contained in the Standstill Agreement (as if such Transferee were CF Securities for purposes thereof) and (ii) enter into a voting agreement, identical in substance to the Voting Agreement, with Patriot; and

         WHEREAS, CFH wishes to provide for the transfer by G-3 to CFH of Paired Shares owned by G-3 in accordance with the terms of the Standstill Agreement;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CFH hereby agrees as follows:

         1. Agreement to Be Bound by Standstill Agreement. Effective immediately upon the contribution to CFH of 1,600,000 Paired Shares (the "Transfer"), CFH shall be bound by all of the terms and conditions of, and hereby makes, effective as of the time immediately preceding such distribution, each of the representations and warranties contained in (applied to CFH as if CFH were CF Securities for purposes thereof and with Exhibit A to the Standstill Agreement being deemed amended to reflect the receipt by CF Securities of Paired Shares and Unpaired Shares in exchange for its shares of common stock, par value $.01 per share, of Wyndham Hotel Corporation pursuant to the Stock Purchase Agreement) the Standstill Agreement.

         2. Agreement to Be Bound by Voting Agreement. Effective immediately upon the Transfer, CFH shall be bound by all of the terms and conditions of, and entitled to all of the benefits of, the Voting Agreement, with CFH being considered collectively to be the "Stockholder" for all purposes of the Voting Agreement.

         3. Consent of Patriot and Wyndham International. Patriot and Wyndham International hereby consent to the Transfer.

         4. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                   PATRIOT AMERICAN HOSPITALITY, INC.


                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------


                                   WYNDHAM INTERNATIONAL, INC.


                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------


                                   G-3 SECURITIES, L.P., a Delaware limited partnership

                                   By:      CFHS, L.L.C., a Delaware limited
                                            liability company, as its sole
                                            general partner

                                   By:      Crow Family, Inc., a Texas
                                            corporation, as its sole manager


                                   By:
                                      -------------------------------------
                                            Susan T. Groenteman
                                            Executive Vice President


                                   CFH CAPITAL RESOURCES, L.P., a Texas limited partnership

                                   By:      CFHS, L.L.C., a Delaware limited
                                            liability company, as its general
                                            partner

                                   By:      Crow Family, Inc., a Texas
                                            corporation, as its sole manager

                                   By:
                                      -------------------------------------
                                            Susan T. Groenteman
                                            Executive Vice President